Other Non-Current Assets - Disclosure of Detailed Information About Other Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Other Non-Current Assets [Abstract]
Convertible note receivable	$ 25,200	$ 0
VAT receivables	13,394	18,800
Derivative assets	496	525
Receivables from asset sales, net of loss allowance	0	20,965
Investment in PGI	0	2,294
Other	7,163	4,733
Other non-current assets	$ 46,253	$ 47,317